SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           CURRENT REPORT ON FORM 8-K

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                        Date of Report: February 27, 1997
                        (Date of Earliest event reported)


                         *******************************


                          MEDIZONE INTERNATIONAL, INC.

             (Exact name of Registrant as specified in its charter)




Nevada                           2-93277-D                          87-0412648
State of                         Commission                         IRS Taxpayer
Incorporation                    Registration No.                   I.D. Number




            123 East 54th Street, Suite 7B, New York, New York 10022
            ---------------------------------------------------------
                     Address of Principal executive offices


                  Registrant's telephone number: (212) 421-0303

Item 6.           Registration of Registrant's Directors
                  --------------------------------------


     On February 27, 1997, Richard G. Solomon submitted his resignation from the Board of Directors of Medizone International, Inc. (the "Registrant"), to be effective immediately. Mr. Solomon's letter of resignation cited the logistical difficulties of participating as a board member from his residence in New Zealand as the reason for his resignation. Mr. Solomon's letter went on to state that he would continue to be interested in the Registrant's affairs through his shareholdings and his position as a Director of the Registrant's subsidiary, Medizone New Zealand Limited.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, one of its officers thereunto duly authorized.

Dated:  New York, NY
        March 4, 1997

                                                   MEDIZONE INTERNATIONAL, INC.



                                                   By: s/Joseph S. Latino
                                                      --------------------------
                                                         Joseph S. Latino
                                                         President